EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 7, 2015 (the “Facility Increase Effective Date”) by and among W.W. Grainger, Inc. (the “Company”), the lenders listed on the signature pages hereto (the “Lenders”) and U.S. Bank National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 22, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, each of the subsidiaries who may become party thereto (collectively, the “Borrowing Subsidiaries” and together with the Company, the “Borrowers”), the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Company has requested to exercise an increase in the Aggregate Commitment as set forth in Section 2.8 of the Credit Agreement and to make other modifications to the Credit Agreement; and
WHEREAS, the Company, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows.
ARTICLE I - AMENDMENT
1.1    The definition of “Aggregate Commitment” appearing in Article I of the Credit Agreement is hereby amended to add the following sentence at the end thereof:
“On the Facility Increase Effective Date, the Aggregate Commitment shall be Nine Hundred Million Dollars ($900,000,000).”
1.2    Article I of the Credit Agreement is hereby amended to add the following definition in the proper alphabetical order:
“Facility Increase Effective Date” means April 7, 2015.
1.3     Section 3.11 of the Credit Agreement is hereby amended to add the following clause (i) at the end thereof:
“(i)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Facility Increase Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Notes as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

1.4    Schedule 1.1 attached to the Credit Agreement is hereby deleted in its entirety and replaced with Appendix A attached hereto.

ARTICLE II – FACILITY INCREASE
2.1    The Company hereby elects to exercise the increase of the Aggregate Commitment set forth in Section 2.8 of the Credit Agreement in the amount of $300,000,000, the full amount available thereunder. In so doing, the Company hereby confirms that it shall make no further increase requests under the Credit Agreement. Each of the Lenders that has agreed to participate in such increase of the Aggregate Commitment (each, an “Increasing Lender”, and collectively, the “Increasing Lenders”) has evidenced its consent by completing and executing a Lender Addition and Acknowledgment Agreement in the form of Exhibit F attached to the Credit Agreement, each of which such completed and executed agreements are attached hereto as Appendix B. The outstanding Revolving Credit Loans will be reallocated on the Facility Increase Effective Date among the Lenders in accordance with their revised Commitment Percentages set forth on Appendix A hereto. Each of the Increasing Lenders hereby agrees to make all payments and adjustments necessary to effect the reallocation, and the Company hereby agrees to pay any and all costs required pursuant to Section 3.9 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment.

ARTICLE III - REPRESENTATIONS AND WARRANTIES
The Company hereby represent and warrant as follows:
3.1    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of each Borrower and are enforceable against the Borrowers in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
3.2    As of the date hereof and after giving effect to the terms of this Amendment, the representations and warranties contained in Article V of the Credit Agreement (other than the representations contained in Section 5.5 and Section 5.11(b)) are true and correct in all material respects.
3.3    As of the date hereof and after giving effect to the terms of this Amendment, no Unmatured Event of Default or Event of Default shall have occurred and be continuing.
ARTICLE IV - CONDITIONS PRECEDENT
This Amendment shall become effective on the Facility Increase Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

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4.1    Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Administrative Agent and the Increasing Lenders (which must comprise the Required Lenders).

4.2    Notes.    Each requesting Increasing Lender shall have received amended and restated Notes duly executed by the Company.
4.3    Lender Addition and Acknowledgment Agreements. The Administrative Agent shall have received Lender Addition and Acknowledgment Agreements duly executed by the Company, the Administrative Agent and each Increasing Lender.
4.4    Closing Certificates; etc.
a.    Officer’s Certificate of the Company. The Administrative Agent shall have received a certificate from a Responsible Officer, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Company contained in this Amendment are true, correct and complete, that the Company is not in violation of any of the covenants contained in the Credit Agreement, and that the Company has satisfied each of the closing conditions set forth in this Article IV.
b.    Certificate of Secretary of the Company. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Company certifying as to the incumbency and genuineness of the signature of each officer of the Company executing this Amendment and certifying that attached thereto (or, with respect to clauses (A) through (C), to a previously delivered certificate, as applicable) is a true, correct and complete copy of (A) the articles of incorporation of the Company and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of the Company as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors of the Company authorizing the increase of the Aggregate Commitment contemplated hereunder and the execution, delivery and performance of this Amendment, and (D) the certificate required to be delivered pursuant to clause (c) below.
c.    Certificate of Good Standing. The Administrative Agent shall have received a certificate as of a recent date of the good standing of the Company under the laws of its jurisdiction of organization.
d.    Opinion of Counsel. The Administrative Agent shall have received a favorable opinion of counsel to the Company addressed to the Administrative Agent and the Lenders with respect to the Company, this Amendment and such other matters as the Lenders shall request.
4.5    Fees and Expenses. All of the Administrative Agent’s accrued costs, expenses and fees due through the date hereof, in each case, to the extent invoiced, shall be fully paid.

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ARTICLE V - GENERAL
5.1    Expenses. The Company agrees to reimburse the Administrative Agent upon demand for all reasonable and documented out-of-pocket expenses (including, without limitation, all costs of electronic or internet distribution of any information hereunder) paid or incurred by the Administrative Agent, including, without limitation, all reasonable fees and disbursements of counsel for the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.
5.2    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.
5.3    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
5.4    Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Illinois, without reference to the conflicts or choice of law principles thereof.
5.5    Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and the Lenders, all future holders of the Loans, and their respective successors and assigns.
5.6    Reference to and Effect on the Credit Agreement.
a.    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
b.    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
c.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.7    Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

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(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

W.W. GRAINGER, INC., as Company By: ___________________________________ Name:_________________________________ Title: __________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________
By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Co-Documentation Agent and Lender

By:     __________________________________
Name:    __________________________________
Title:     __________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agent and Lender

By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

THE NORTHERN TRUST COMPANY, as Co-Documentation Agent and Lender

By:     ___________________________________
Name:    ___________________________________
Title:     ___________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Lender

By: ___________________________________
Name: ________________________________
Title: __________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By: ___________________________________
Name:_________________________________
Title: __________________________________

Signature Page to
W.W. Grainger
Amendment No. 1 to Credit Agreement

APPENDIX A
Schedule 1.1
(Lenders and Commitments)

LENDER	COMMITMENT PERCENTAGE	COMMITMENT
U.S. Bank National Association 209 South LaSalle Street Chicago, Illinois 60604 Attention: James N. DeVries Telephone No.: (312) 325-8885 Telecopy No.: (312) 325-8754	20.833333333333%	$187,500,000
Wells Fargo Bank, National Association 230 West Monroe Street, Suite 2900 Chicago, Illinois 60606 Attention: Thomas Trail Telephone No.: (312) 845-4209 Telecopy No.: (312) 553-4783	20.833333333333%	$187,500,000
Bank of America, N.A. CA5-704-06-37 315 Montgomery St., 6th Floor San Francisco, California 94104 Attention: Sandeep Singh Telephone No.: (415) 436-3685 Telecopy No.: (213) 457-8992	10.000000000000%	$90,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd. 1251 Avenue of the Americas 12th Floor New York, NY 10020 Attention: Jarret Persaud Telephone No.: (201) 413-8948 Telecopy No.: (201) 521-2304	10.000000000000%	$90,000,000
HSBC Bank USA, National Association 227 West Monroe Street Suite 1850 Chicago, Illinois 60606 Attention: Lakshanan Dharanikota Telephone No.: (716) 841-7179 Telecopy No.: (917) 229-0976	10.000000000000%	$90,000,000
JPMorgan Chase Bank, N.A. 10 South Dearborn Street, IL1-0364, 9th Floor Chicago, Illinois 60603 Attention: Suzanne Ergastolo Telephone No.: (312) 325-3221 Telecopy No.: (312) 794-7682	10.000000000000%	$90,000,000

LENDER	COMMITMENT PERCENTAGE	COMMITMENT
The Northern Trust Company 50 South LaSalle Street, M-27 Chicago, Illinois 60603 Attention: Keith Burson Telephone No.: (312) 444-3099 Telecopy No.: (312) 557-1425	10.000000000000%	$90,000,000
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch 2200 Post Oak Boulevard, 17th Floor Houston, Texas 77056 Attention: John Stacy Telephone No.: (713) 966-2397 Telecopy No.: (212) 333-2926	2.777777777778%	$25,000,000
Royal Bank of Canada Global Loans Administration 20 King Street West, 4th Floor Toronto, Ontario Canada M5H 1C4 Attention: Saman Memon Telephone No.: (416) 974-0125 Telecopy No.: (212) 428-2372	5.555555555555%	$50,000,000
TOTAL	100%	$900,000,000

APPENDIX B
Lender Addition and Acknowledgment Agreements